UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2021 (September 16, 2021)

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	COG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 16, 2021, Cabot Oil & Gas Corporation (“Cabot”) entered into the Second Amendment to the Second Amended and Restated Credit Agreement (the “Second Credit Agreement Amendment”), which amends that certain Second Amended and Restated Credit Agreement, dated as of April 22, 2019, among Cabot, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and the lenders party thereto (as amended by the First Amendment thereto, the “Credit Agreement”, and as further amended by the Second Credit Agreement Amendment, the “Amended Credit Agreement”). As previously disclosed in a Form 8-K filed by Cabot on September 8, 2021, the Second Credit Agreement Amendment, among other things: (1) removes the provisions of the Credit Agreement which limit borrowings thereunder to an amount not to exceed the borrowing base and certain related provisions; (2) replaces the existing financial maintenance covenants with a covenant requiring maintenance of a ratio of total debt to consolidated EBITDA of not more than 3.0 to 1.0 (the “Credit Agreement Leverage Covenant”); (3) provides that if, in the future, Cabot no longer has any other indebtedness subject to a leverage-based financial maintenance covenant substantially similar to the Credit Agreement Leverage Covenant, then the Credit Agreement Leverage Covenant shall be replaced by a covenant requiring maintenance of a ratio of total debt to total capitalization not to exceed 65% at any time; and (4) provides for changes to certain exceptions to the negative covenants to reflect the completion of the previously announced merger transaction contemplated by the Agreement and Plan of Merger, dated as of May 23, 2021, as amended on June 29, 2021, as it may be further amended from time to time (the “Merger Agreement”), among Cabot, Double C Merger Sub, Inc., a wholly owned subsidiary of Cabot (“Merger Sub”), and Cimarex Energy Co. (“Cimarex”), pursuant to which Merger Sub will merge with and into Cimarex, with Cimarex surviving the merger as a wholly owned subsidiary of Cabot (the “Merger”), including the size of the combined business. After giving effect to the Second Credit Agreement Amendment, at the settlement date of the Exchange Offers (as defined below), there will be $1.5 billion of commitments available under the Amended Credit Agreement, subject to any outstanding borrowings or letters of credit thereunder. The effectiveness of the Second Credit Agreement Amendment is conditioned upon, among other things, (1) the completion of the Merger in accordance with the terms of the Merger Agreement and (2) the issuance by Cabot of the New Cabot Notes (as defined below) and the payment by Cabot of the other Exchange Consideration (as defined below), as applicable, in each case in exchange for Cimarex Notes (as defined below) accepted for exchange pursuant to Cabot’s previously announced offer (the “Exchange Offers”) to all eligible holders of Cimarex’s (a) 4.375% Senior Notes due 2024, (b) 3.90% Senior Notes due 2027 and (c) 4.375% Senior Notes due 2029 (collectively, the “Cimarex Notes”) to exchange such Cimarex Notes for (i) up to $2,000,000,000 aggregate amount of new notes issued by Cabot (“New Cabot Notes”) and (ii) cash (collectively, the “Exchange Consideration”).

The foregoing description of the Second Credit Agreement Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Second Credit Agreement Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Litigation Related to the Merger

In connection with the Merger, two putative stockholders of Cabot have filed separate lawsuits against Cabot and the Cabot board of directors. The lawsuits were filed in the United States District Court for the Southern District of New York and are captioned Bushansky v. Cabot, et al., Case No. 1:21-cv-07577, and Miers v. Cabot, et al., Case No. 1:21-cv-07699. Each of those actions is asserted only on behalf of the named plaintiff and alleges violations of Section 14(a), Rule 14a-9, and Section 20(a) of the Securities Exchange Act of 1934, as amended, premised on purported failures to disclose material information related to, among other things, Cabot’s financial projections and the financial analysis of Cabot’s financial advisor. Each action seeks injunctive relief enjoining the Merger and damages and costs, among other remedies.

It is possible that additional, similar complaints may be filed or the complaints described herein may be amended. If this occurs, Cabot does not intend to announce the filing of each additional, similar complaint or any amended complaint unless it contains materially new or different allegations. Although Cabot cannot predict the outcome of or estimate the possible loss or range of loss from these matters, Cabot and the Cabot board of directors believe that the claims asserted against them in the pending actions are without merit.

Supplemental Joint Proxy Statement/Prospectus Disclosure

Cabot does not believe, with respect to the complaints in the two pending actions described above, that supplemental disclosures are required or necessary under applicable law. However, in order to avoid nuisance, potential expense and delay, and to provide additional information to Cabot’s stockholders, and without admitting any liability or wrongdoing, Cabot is electing to make the supplemental disclosures to the joint proxy statement/prospectus relating to the Merger (the “Joint Proxy Statement/Prospectus”) set forth below for the purpose of mooting the allegations made in those actions. Cabot denies the allegations in the pending litigation and denies any violation of applicable law. Cabot believes that the Joint Proxy Statement/Prospectus disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable law.

supplement to the JOINT PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Joint Proxy Statement/Prospectus. All page references in the information below are to pages in the Joint Proxy Statement/Prospectus. Paragraph references used herein refer to the Joint Proxy Statement/Prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of May 23, 2021 unless the information indicates another date applies. Without admitting in any way that the disclosures below are material or otherwise required by applicable law, Cabot makes the following amended and supplemental disclosures:

1.	The section of the Joint Proxy Statement/Prospectus entitled “Opinion of J.P. Morgan Securities LLC, Cabot’s Financial Advisor—Public Trading Multiples” is hereby amended in its entirety as follows:

Public Trading Multiples

Using publicly available information, J.P. Morgan compared selected financial data of Cabot and Cimarex with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to those engaged in by Cabot and Cimarex, as applicable.

The companies selected by J.P. Morgan with respect to Cabot were as follows:

•	EQT Corporation
•	Range Resources Corporation
•	CNX Resources Corporation
•	Southwestern Energy Company
•	Antero Resources Corporation

The companies selected by J.P. Morgan with respect to Cimarex were as follows:

•	Diamondback Energy, Inc.
•	Devon Energy Corporation
•	Magnolia Oil & Gas Corporation
•	Continental Resources, Inc.

These companies were selected, among other reasons, because they are publicly traded companies with operations, assets and basin presence that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of Cabot and Cimarex, as applicable. However, certain of these companies may have characteristics that are materially different from those of Cabot and Cimarex, as applicable. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect Cabot or Cimarex, as applicable.

Using publicly available information, J.P. Morgan calculated, for each selected company, the ratio of (1) the company’s firm value (which we refer to as “FV”) to the company’s EBITDAX (calculated as earnings before interest, taxes, depreciation, amortization and exploration expenses) for the years ending December 31, 2021 (which we refer to as the “FV/2021E EBITDAX”) and December 31, 2022 (which we refer to as the “FV/2022E EBITDAX”) and (2) the company’s equity value (which we refer to as “EV”) to the company’s operating cash flow (which we refer to as “OCF”) for the years ending December 31, 2021 (which we refer to as “EV/2021E OCF”) and December 31, 2022 (which we refer to as “EV/2022E OCF”).

The FV/2021E EBITDAX, FV/2022E EBITDAX, EV/2021E OCF and EV/2022E OCF for each selected company with respect to Cabot are as follows:

	FV/2021E EBITDAX		FV/2022E EBITDAX		EV/2021E OCF		EV/2022E OCF
EQT Corporation	7.0	x	6.2	x	5.1	x	4.5	x
Range Resources Corporation	7.0	x	7.0	x	5.4	x	5.1	x
CNX Resources Corporation	5.5	x	5.8	x	4.1	x	4.3	x
Southwestern Energy Company	5.0	x	5.3	x	3.0	x	3.3	x
Antero Resources Corporation	4.6	x	6.2	x	3.0	x	4.4	x

The FV/2021E EBITDAX, FV/2022E EBITDAX, EV/2021E OCF and EV/2022E OCF for each selected company with respect to Cimarex are as follows:

	FV/2021E EBITDAX		FV/2022E EBITDAX		EV/2021E OCF		EV/2022E OCF
Diamondback Energy, Inc.	6.4	x	5.4	x	4.4	x	3.7	x
Devon Energy Corporation	5.3	x	4.6	x	4.6	x	4.0	x
Magnolia Oil & Gas Corporation	5.3	x	5.2	x	4.9	x	4.9	x
Continental Resources, Inc.	5.0	x	5.6	x	3.7	x	4.1	x

For Cabot, based on the results of this analysis, J.P. Morgan selected multiple reference ranges of 4.50x - 7.00x, 5.25x - 7.00x, 3.00x - 7.00x and 3.25x - 7.00x for Cabot’s FV/2021E EBITDAX, FV/2022E EBITDAX, EV/2021E OCF and EV/2022E OCF, respectively. After applying such ranges to the projected EBITDAX and OCF for Cabot for the years ending December 31, 2021 and December 31, 2022, the analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) for shares of Cabot common stock:

	Implied Per Share Equity Value (rounded)
	Low	High
Cabot FV/2021E EBITDAX	$10.50	$17.50
Cabot FV/2022E EBITDAX	$14.25	$19.75
Cabot EV/2021E OCF	$7.25	$16.75
Cabot EV/2022E OCF	$8.50	$18.25

The ranges of implied per share equity value for Cabot common stock were compared to the closing share price of Cabot common stock of $17.81 on May 21, 2021, the trading day immediately preceding the date of the written opinion, dated May 23, 2021.

For Cimarex, based on the results of this analysis, J.P. Morgan selected multiple reference ranges of 5.00x - 6.50x, 4.75x - 5.75x, 3.75x - 5.25x and 3.75x - 5.00x for Cimarex’s FV/2021E EBITDAX, FV/2022E EBITDAX, EV/2021E OCF and EV/2022E OCF, respectively. After applying such ranges to the projected EBITDAX and OCF for Cimarex for the years ending December 31, 2021 and December 31, 2022, the analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) for shares of Cimarex common stock:

	Implied Per Share Equity Value (rounded)
	Low	High
Cimarex FV/2021E EBITDAX	$56.25	$77.50
Cimarex FV/2022E EBITDAX	$58.00	$73.25
Cimarex EV/2021E OCF	$51.75	$72.50
Cimarex EV/2022E OCF	$55.75	$74.25

The ranges of implied per share equity value for Cimarex common stock were compared to (1) the closing share price of Cimarex common stock of $71.19 on May 21, 2021, the trading day immediately preceding the date of the written opinion, dated May 23, 2021, and (2) the implied per share offer price of $71.50.

Cautionary Statement Regarding Forward-Looking Information

This communication includes forward-looking statements within the meaning of federal securities laws. All statements, other than statements of historical fact, included in this communication are forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the proposed Merger, the Exchange Offers and the commitments available under the Credit Agreement at the settlement date of the Exchange Offers. No assurances can be given that the forward-looking statements contained in this communication will occur as expected and actual results may differ materially from those included in this communication. Forward-looking statements are based on current expectations assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this communication. These risks and uncertainties include, without limitation: the ability to obtain the requisite Cabot and Cimarex stockholder approvals to consummate the Merger; the risk that an event, change or other circumstances could give rise to the termination of the Merger, which would constitute the failure of a condition to the Exchange Offers; and the risk that a condition to closing of the Merger may not be satisfied on a timely basis or at all. Additional important risks, uncertainties and other factors are described in the definitive joint proxy statement/prospectus filed by each of Cabot and Cimarex on August 23, 2021 in connection with the proposed Merger, Cabot’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cabot’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, Current Reports on Form 8-K and other filings Cabot makes with the Securities and Exchange Commission (the “SEC”) and in Cimarex’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cimarex’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, Current Reports on Form 8-K and other filings Cimarex makes with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The Exchange Offers are being made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement (as such term is defined in Cabot’s Current Report on Form 8-K filed on September 8, 2021) and only to such persons and in such jurisdictions as is permitted under applicable law. Notwithstanding anything to the contrary in the Offering Memorandum and Consent Solicitation Statement, the information disclosed under “Item 8.01—Supplemental Joint Proxy Statement/Prospectus Disclosure—SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS” of this Current Report on Form 8-K shall not be incorporated by reference in the Offering Memorandum and Consent Solicitation Statement.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Cabot filed with the SEC a registration statement on Form S-4 on June 30, 2021 (as amended on August 13, 2021), that includes a joint proxy statement of Cabot and Cimarex and that also constitutes a prospectus of Cabot. The registration statement was declared effective by the SEC on August 20, 2021, and on August 23, 2021 Cabot and Cimarex each filed the definitive joint proxy statement/prospectus in connection with the proposed Merger with the SEC. Cabot and Cimarex commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about August 23, 2021. Each of Cabot and Cimarex will also file other relevant documents with the SEC regarding the proposed Merger. This press release is not a substitute for the registration statement, the definitive joint proxy statement/prospectus or any other document that Cabot or Cimarex has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT, CIMAREX AND THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and all other documents containing important information about Cabot, Cimarex and the proposed Merger, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cabot may be obtained free of charge on Cabot’s website at www.cabotog.com/investor-relations. Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor-relations.

Participants in the Solicitation

Cabot, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of Cabot, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cabot’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and Cabot’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Merger by reading the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when such materials become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cabot or Cimarex using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Second Amended and Restated Credit Agreement, dated as of September 16, 2021, by and among Cabot Oil & Gas Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

	By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Vice President, Administration and Corporate Secretary

Date: September 17, 2021